Exhibit 2.n.2
CONSENT OF DIRECTOR NOMINEE
I hereby consent to being named in the Registration Statement on Form N-2 of American Capital Senior Floating, Ltd. (the “Company”), and to serve as a director of the Company.
Dated: September 25, 2013
Signature

/s/ Phyllis R. Caldwell
Phyllis R. Caldwell

CONSENT OF DIRECTOR NOMINEE
I hereby consent to being named in the Registration Statement on Form N-2 of American Capital Senior Floating, Ltd. (the “Company”), and to serve as a director of the Company.
Dated: September 29, 2013
Signature

/s/ Gil Crawford
Gil Crawford

CONSENT OF DIRECTOR NOMINEE
I hereby consent to being named in the Registration Statement on Form N-2 of American Capital Senior Floating, Ltd. (the “Company”), and to serve as a director of the Company.
Dated: September 25, 2013
Signature

/s/ Larry K. Harvey
Larry K. Harvey

CONSENT OF DIRECTOR NOMINEE
I hereby consent to being named in the Registration Statement on Form N-2 of American Capital Senior Floating, Ltd. (the “Company”), and to serve as a director of the Company.
Dated: September 30, 2013
Signature

/s/ Stan Lundine
Stan Lundine